                                                                   EXHIBIT 99.1





        STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. SECTION 1350


     I, William McGlashan, Jr., the chief executive officer of Critical Path, Inc. (the "Company"), certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

    (i) the Quarterly Report of the Company on Form 10-Q for the period ending June 30, 2002 (the "Report") and filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

    (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ William McGlashan
                                --------------------------

                                William McGlashan, Jr.
                                       Chief Executive Officer and Chairman of
                                       the Board of Directors


                                August 14, 2002

       STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. SECTION 1350


      I, Laureen DeBuono, the chief financial officer of Critical Path, Inc. (the "Company"), certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that, to my knowledge,

     (i) the Quarterly Report of the Company on Form 10-Q for the period ending June 30, 2002 (the "Report"), and filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                /s/ Laureen DeBuono
                                -----------------------

                                Laureen DeBuono
                                Executive Vice President and Chief
                                Financial Officer


                                August 14, 2002